UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 7, 2016

PixarBio Corporation
(Name of Small Business Issuer in its Charter)

Delaware	47-1945113
(State or Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

200 Boston Avenue, Suite 1875 Medford, MA 02155
(Address of principal executive offices)
(617) 803-8838
(Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 Regulation FD Disclosure.

PixarBio Corporation (the “Company”) issued a press release, dated November 7, 2016, in which the Company announced an upgrade to the OTCQB Marketplace. Effective November 8, 2016, the Company has been approved for upgrade to the OTCQB Venture Market after one week of trading. The Company shall continue to trade under stock symbol PXRB.

ITEM 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description
99.1	Press Release dated November 7, 2016 – PixarBio Corporation Says Goodbye to the Pink Sheets, with Approved Upgrade to the OTCQB Marketplace, Effective November 8, 2016 Under Stock Symbol PXRB

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PixarBio Corporation (the Company)

Dated: November 8, 2016	By:	/s/ Francis M. Reynolds
Francis M. Reynolds
Title: Chief Executive Officer

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